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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report: January 27, 2000

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                               autobytel.com inc.
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             (Exact name of registrant as specified in its charter)


                                     0-22239
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                            (Commission File Number)


           Delaware                                              33-0711569
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(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)


                            18872 MacArthur Boulevard
                            Irvine, California 92612
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             (Address of principal executive offices, with zip code)


                                 (949) 225-4500
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              (Registrant's telephone number, including area code)

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Item 5. OTHER EVENTS

On January 27, 2000, autobytel.com inc., a Delaware corporation
("Autobytel.com"), announced its financial results for the quarter and year ended December 31, 1999. A copy of Autobytel.com's press release announcing these financial results is attached as Exhibit 99.1 hereto and incorporated by reference herein.

The press release filed as an exhibit to this report includes "safe harbor" language, pursuant to the Private Securities Litigation Reform Act of 1995, indicating that certain statements about Autobytel.com's business contained in the press release are "forward-looking" rather than "historic."

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c) EXHIBITS

              99.1     Press Release dated January 27, 2000

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             autobytel.com inc.

Date: January 27, 2000                       By: /s/ Hoshi Printer
                                                 -------------------------------
                                                 Hoshi Printer
                                                 Senior Vice President and Chief
                                                 Financial Officer (Principal
                                                 Financial Officer)


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                                INDEX TO EXHIBITS

Exhibit Number                    Description
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    99.1              Press Release dated January 27, 2000